UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2008

                           CHINA PHARMA HOLDINGS, INC.
                           ---------------------------

             (Exact name of registrant as specified in its charter)



           Delaware                000-29523            73-1564807
(State or other jurisdiction     (Commission         (IRS Employer
      of incorporation)          File Number)    Identification Number)


         2nd Floor, No. 17, Jinpan Road, Haikou, Hainan Province, China,
                    (Address of principal executive offices)

                            0086-898-66811730 (China)
                            -------------------------
              (Registrant's telephone number, including area code)

                                       n/a
                                       ---
          (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Paragraph (b) of Item 502.
--------------------------

On February 1, 2008, China Pharma Holdings, a Delaware Corporation, (the "Company") announced the resignation of Heung Mei TSUI as a member of the Company's Board of Directors, effective February 1, 2008. Ms. TSUI, who has been a member of the Company's Board of Directors since October 20, 2005, had no disagreement with the Company and a copy of her resignation letter is attached hereto as Exhibit 99.1 to this Report and incorporated by reference herein.

Pargraph (d) of Item 502.
-------------------------

On February 1, 2008, the Board expanded the number of seats on the Board of Directors and appointed three independent directors. G. Michael Bennett, Yingwen Zhang and Baowen Dong. These three directors will all serve on the Company's Audit Committee. Following are the primary background of three Directors:

G. Michael Bennett is a CPA, who graduated from Michigan State University and University of Michigan. He currently is a DBA candidate in Corporate Governance at City University of Hong Kong. He acted as CFO and Board Member in National Automobile Club from 1983 to 1986. After that, he worked as an accounting, tax, and audit professor in California State University from 1986 to1989, and as an accounting and audit professor in Chapman University from 1989 to 1993. He served as the CFO and Board Member in Argonaut Computers from 1993 to1998 in Southern of California. During 1998-2000, he was a basic law, accounting and tax professor in University of Hawaii and accounting, tax and audit professor in Chaminade of Honolulu. He acted as a partner of ProCFO Company based in California which provided contract CFO service for firms during 2000-2004. He was also a partner of Nexis Investment Consulting Corporation based in Beijing during 2004-2007.

Yingwen Zhang is graduated from Department of Chemical Engineering, Tianjin University in 1967. He worked as the CEO of SINOPEC SICHUAN VINYLON WORKS from
1983 to 1988 and worked as the director of Sichuan Foreign Trade and Economic Cooperation Bureau (The Bureau of Commerce of Sichuan Province) from December, 1988 to April 2000. Since then, he has acted as the Economic and Commercial Counselor's Office of the Embassy of the People's Republic of China in Malaysia. Mr. Zhang currently is the member of the 9th Chinese People's Political Consultative Conference (CPPCC).

Baowen Dong is graduated from Xian University of Science and Technology in 1966. He is the professor, researcher, director of the staff room, and the department head in Sichuan University since 1974. He is also an expert member of the Sichuan University Teaching Evaluation Council since August 2001.



ITEM 9.01 Financial Statements and Exhibits

     (d)  Exhibits

     99.1     Resignation Letter dated February 1, 2008

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




Date:  February 4, 2008                 CHINA PHARMA HOLDINGS, INC.,
                                        a Delaware corporation


                                        By:  /s/ Zhilin Li
                                        -------------------------------------
                                        Title:  Chief Executive Officer